UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2017

Newmark Group, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-38329	81-4467492
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Park Avenue New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 372-2000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On December 19, 2017, Newmark Group, Inc., a Delaware corporation (“Newmark”), completed its previously announced initial public offering (the “IPO”) of 20,000,000 shares of its Class A common stock, par value $0.01 per share (the “Class A Common Stock”). Prior to the IPO, Newmark was a wholly owned subsidiary of BGC Partners, Inc., a Delaware corporation (“BGC”). Upon the closing of the IPO, BGC owned all of the issued and outstanding shares of Newmark’s Class B common stock, par value $0.01 per share (the “Class B Common Stock”), and 115,593,786 shares of Class A Common Stock, which together represent approximately 93.2% of the combined voting power of Newmark’s outstanding common stock.

Item 1.01 Entry into a Material Definitive Agreement.

Separation and Distribution Agreement

On December 13, 2017, prior to the closing of the IPO, BGC, BGC Holdings, L.P. (“BGC Holdings”), BGC Partners, L.P. (“BGC U.S. OpCo”), Newmark, Newmark Holdings, L.P. (“Newmark Holdings”), Newmark Partners, L.P. (“Newmark OpCo”) and, solely for the provisions listed therein, Cantor Fitzgerald, L.P. (“Cantor”) and BGC Global Holdings, L.P. (“BGC Global OpCo”) entered into a Separation and Distribution Agreement (the “Separation and Distribution Agreement”). The Separation and Distribution Agreement sets forth the agreements among BGC, Cantor and Newmark and their respective subsidiaries regarding, among other things:

•	the principal corporate transactions pursuant to which BGC, BGC Holdings and BGC U.S. OpCo and their respective subsidiaries (other than the Newmark Group (defined below), the “BGC Group”) transferred to Newmark, Newmark Holdings and Newmark OpCo and their respective subsidiaries (the “Newmark Group”) the assets and liabilities of the BGC Group relating to BGC’s Real Estate Services business (the “Separation”);

•	the proportional distribution of interests in Newmark Holdings to holders of interests in BGC Holdings;

•	the IPO;

•	the assumption and repayment of indebtedness by the BGC Group and the Newmark Group, as further described below;

•	the pro rata distribution of the shares of Class A Common Stock and the shares of Class B Common Stock held by BGC, pursuant to which shares of Class A Common Stock held by BGC would be distributed to the holders of shares of Class A common stock of BGC and shares of Class B Common Stock held by BGC would be distributed to the holders of shares of Class B common stock of BGC (which are currently Cantor and another entity controlled by Howard W. Lutnick), which distribution is intended to qualify as generally tax-free for U.S. federal income tax purposes (the “Distribution”); provided that the determination of whether, when and how to proceed with the Distribution shall be entirely within the discretion of BGC; and

•	other agreements governing the relationship between BGC, Newmark and Cantor.

For further details regarding the Separation and Distribution Agreement, see the description set forth under the heading “Certain Relationships and Related-Party Transactions” in the prospectus (File No. 333-221078) filed with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the SEC’s Rule 424(b)(4) on December 15, 2017 (the “Prospectus”).

The foregoing description of the Separation and Distribution Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation and Distribution Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Related Agreements

In connection with the Separation and the IPO, on December 13, 2017, the applicable parties entered into the following additional agreements:

•	an Amended and Restated Agreement of Limited Partnership of Newmark Holdings, dated as of December 13, 2017;

•	an Amended and Restated Agreement of Limited Partnership of Newmark OpCo, dated as of December 13, 2017;

•	a Second Amended and Restated Agreement of Limited Partnership of BGC Holdings, dated as of December 13, 2017;

•	a Registration Rights Agreement, dated as of December 13, 2017, by and among Cantor, BGC and Newmark;

•	an Administrative Services Agreement, dated as of December 13, 2017, by and between Cantor and Newmark;

•	a Transition Services Agreement, dated as of December 13, 2017, by and between BGC and Newmark;

•	a Tax Matters Agreement, dated as of December 13, 2017, by and among BGC, BGC Holdings, BGC U.S. OpCo, Newmark, Newmark Holdings, and Newmark OpCo;

•	a Tax Receivable Agreement, dated as of December 13, 2017, by and between Cantor and Newmark; and

•	an Exchange Agreement, dated as of December 13, 2017, by and among Cantor, BGC and Newmark.

For further details regarding the foregoing agreements, see the descriptions of such agreements set forth under the heading “Certain Relationships and Related-Party Transactions” in the Prospectus.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of these agreements, which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8 and 10.9, respectively, and incorporated herein by reference.

Underwriting Agreement

On December 14, 2017, Newmark entered into the Underwriting Agreement by and among Newmark and Goldman Sachs & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Cantor Fitzgerald & Co. as representatives of the several underwriters named therein (the “Underwriting Agreement”), in connection with the initial public offering of up to 23,000,000 shares of Class A Common Stock, which includes 3,000,000 shares of Class A Common Stock allocated to the underwriters’ over-allotment option. Sandler O‘Neill & Partners, L.P. has agreed to act as the qualified independent underwriter for purposes of Financial Industry Regulatory Authority Rule 5121. For further details regarding the Underwriting Agreement, see the description set forth under the heading “Underwriting (Conflicts of Interest)” in the Prospectus.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Credit Agreements

As previously disclosed, on November 22, 2017, BGC and Newmark entered into an amendment (the “Term Loan Amendment”) to the unsecured senior term loan credit agreement (the “Term Loan Credit Agreement”), dated as of September 8, 2017, with Bank of America, N.A., as administrative agent (the “Administrative Agent”), and a syndicate of lenders. The Term Loan Credit Agreement provides for a term loan of up to $575.0 million (the “Term Loan”), and as of the Separation this entire amount remained outstanding under the Term Loan Credit Agreement. Pursuant to the Term Loan Amendment and effective as of the Separation, Newmark assumed the obligations of BGC as borrower under the Term Loan. The net proceeds from the IPO of approximately $258.6 million have been used to partially repay the Term Loan. The net proceeds from any exercise by the underwriters of their option to purchase additional shares of Class A Common stock in the IPO will also be used to partially repay the Term Loan.

As previously disclosed, on November 22, 2017, BGC and Newmark entered into an amendment (the “Revolver Amendment”) to the unsecured senior revolving credit agreement (the “Revolving Credit Agreement”), dated as of September 8, 2017, with the Administrative Agent and a syndicate of lenders. The Revolving Credit Agreement provides for revolving loans of up to $400.0 million (the “Revolving Credit Facility”). As of the date of the Revolver Amendment and as of the Separation, $400.0 million of borrowings were outstanding under the Revolving Credit Facility. Pursuant to the Revolver Amendment, the then-outstanding borrowings of BGC under the Revolving Credit Facility were converted into a term loan (the “Converted Term Loan”) and, effective upon the Separation, Newmark assumed the obligations of BGC as borrower under the Converted Term Loan. BGC remains a borrower under, and retains access to, the Revolving Credit Facility for any future draws, subject to availability which increases as Newmark repays the Converted Term Loan.

For further details regarding the foregoing agreements, see the descriptions of such agreements set forth under the heading “Description of Certain Indebtedness” in the Prospectus. The foregoing descriptions of the Term Loan Credit Agreement, the Term Loan Amendment, the Revolving Credit Agreement and the Revolver Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Term Loan Credit Agreement, the Term Loan Amendment, the Revolving Credit Agreement and the Revolver Amendment, respectively, which are attached hereto as Exhibits 10.10, 10.11, 10.12 and 10.13, respectively, and incorporated herein by reference.

2042 Promissory Note

As previously disclosed, on June 26, 2012, BGC issued an aggregate of $112.5 million principal amount of its 8.125% Senior Notes due 2042 (the “8.125% BGC Senior Notes”). In connection with the issuance of the 8.125% BGC Senior Notes, BGC lent the proceeds of the 8.125% BGC Senior Notes to BGC U.S. OpCo, and BGC U.S. OpCo issued an amended and restated promissory note, effective as of June 26, 2012, with an aggregate principal amount of $112.5 million payable to BGC (the “2042 Promissory Note”). In connection with the Separation, on December 13, 2017, Newmark OpCo assumed all of BGC U.S. OpCo’s rights and obligations under the 2042 Promissory Note.

The foregoing description of the indenture governing the 8.125% BGC Senior Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture, dated as of June 26, 2012, by and between BGC and U.S. Bank National Association, as trustee, and the First Supplemental Indenture, dated as of June 26, 2012, by and between BGC and U.S. Bank National Association, as trustee, which are attached hereto as Exhibits 10.14 and 10.15, respectively, and incorporated herein by reference. For further details regarding the 2042 Promissory Note, see the description of the 2042 Promissory Note set forth under the heading “Description of Certain Indebtedness” in the Prospectus. The foregoing description of the 2042 Promissory Note does not purport to be complete and is qualified in its entirety by reference to the full text of the 2042 Promissory Note, which is attached hereto as Exhibit 10.16 and incorporated herein by reference.

2019 Promissory Note

As previously disclosed, on December 9, 2014, BGC issued an aggregate of $300.0 million principal amount of its 5.375% Senior Notes due 2019 (the “5.375% BGC Senior Notes”). In connection with the issuance of the 5.375% BGC Senior Notes, BGC lent the proceeds of the 5.375% BGC Senior Notes to BGC U.S. OpCo, and BGC U.S. OpCo issued an amended and restated promissory note, effective as of December 9, 2014, with an aggregate principal amount of $300.0 million payable to BGC (the “2019 Promissory Note” and, together with the 2042 Promissory Note, the “BGC Notes”). In connection with the Separation, on December 13, 2017, Newmark OpCo assumed all of BGC U.S. OpCo’s rights and obligations under the 2019 Promissory Note.

The foregoing description of the indenture governing the 5.375% BGC Senior Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture, dated as of June 26, 2012, by and between BGC and U.S. Bank National Association, as trustee, and the Second Supplemental Indenture, dated as of December 9, 2014, between BGC and U.S. Bank National Association, as trustee, which are attached hereto as Exhibits 10.14 and 10.17, respectively, and are incorporated herein by reference. For further details regarding the 2019 Promissory Note, see the description of the 2019 Promissory Note set forth under the heading “Description of Certain Indebtedness” in the Prospectus. The foregoing description of the 2019 Promissory Note does not purport to be complete and is qualified in its entirety by reference to the full text of the 2019 Promissory Note, which is attached hereto as Exhibit 10.18 and incorporated herein by reference.

Intercompany Revolving Credit Agreement

In connection with the Separation on December 13, 2017, BGC entered into an unsecured senior revolving credit agreement (the “Intercompany Revolving Credit Agreement”) with Newmark. The Intercompany Revolving Credit Agreement provides for each party to issue revolving loans to the other party in the lender’s discretion.

For further details regarding the Intercompany Revolving Credit Agreement, see the description of the Intercompany Revolving Credit Agreement set forth under the heading “Description of Certain Indebtedness” in the Prospectus. The foregoing description of the Intercompany Revolving Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Intercompany Revolving Credit Agreement, which is attached hereto as Exhibit 10.19 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 under the headings “Credit Agreements,” “2042 Promissory Note,” “2019 Promissory Note” and “Intercompany Revolving Credit Agreement” is incorporated herein by reference.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth under Item 1.01 under the heading “Credit Agreements” is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On December 13, 2017, in connection with the Separation, Newmark issued 115,593,786 shares of Class A Common Stock and 15,840,049 shares of Class B Common Stock to BGC. The issuance was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

In connection the Separation and the IPO, effective on December 13, 2017, the Board of Directors (the “Board”) of Newmark increased the size of the Board to three members and appointed Howard W. Lutnick as Chairman. Effective upon the filing of Newmark’s registration statement on Form 8-A (the “Exchange Act Registration Statement”) on December 14, 2017, the Board appointed Michael Snow as a member of the Board. Effective upon the completion of the IPO on December 19, 2017, the Board appointed John H. Dalton as a member of the Board (to replace James R. Ficarro, who had served as a member of the Board while Newmark was a wholly owned subsidiary of BGC). Mr. Dalton, who has served as a member of the Board of Directors of BGC (the “BGC Board”) resigned from the BGC Board, concurrently with his appointment to the Board, in connection with the Separation and the IPO. For further biographical details regarding Mr. Lutnick, Mr. Snow and Mr. Dalton, see the biographical information set forth under the heading “Management—Directors and Executive Officers” in the Prospectus.

The Board has determined that there are no material relationships between Newmark and each of Mr. Snow and Mr. Dalton (the “Independent Directors”) that would prevent Mr. Snow and Mr. Dalton from being considered “independent” under the Marketplace Rules of the NASDAQ Stock Market LLC (the “Marketplace Rules”) and applicable rules of the SEC. Accordingly, the Board has determined that each of the Independent Directors qualifies as, and is determined to be, “independent” in accordance with the Marketplace Rules and applicable rules of the SEC.

In connection with the Separation, on December 13, 2017, the Board approved the terms of a compensation program for non-employee directors (the “Director Compensation Program”). Pursuant to the Director Compensation Program, each non-employee director will be paid a retainer fee of $100,000 per year, the chairperson of the Audit Committee of the Board (the “Audit Committee”) will be paid a retainer of $25,000 per year and the chairperson of the Compensation Committee of the Board (the “Compensation Committee”) will be paid a retainer of $15,000 per year. Additionally, restricted stock units with a dollar value of $70,000 on the date of grant will be granted to each non-employee director upon his or her initial appointment to the Board, and thereafter restricted stock units with a dollar value of $50,000 on the date of grant will be granted to each continuing non-employee director annually upon his or her re-election at Newmark’s annual meeting of stockholders.

No arrangements exist between either of Newmark or BGC (on the one hand) and either of Mr. Snow and Mr. Dalton or any other person (on the other hand) pursuant to which either of Mr. Snow and Mr. Dalton were appointed as directors nor are either of Mr. Snow and Mr. Dalton participants in any related party transactions required to be reported pursuant to Item 404(a) of Regulation S-K.

Audit Committee

Effective upon the filing of the Exchange Act Registration Statement on December 14, 2017, the Board established the Audit Committee and appointed Mr. Snow as the initial member of the Audit Committee. Effective upon the completion of the IPO on December 19, 2017, the Board appointed Mr. Dalton as a member and the chairperson of the Audit Committee.

The Board determined that each of Mr. Snow and Mr. Dalton meets the independence standards under the Marketplace Rules for service on the Audit Committee and is able to read and understand fundamental financial statements, and that each of Mr. Snow and Mr. Dalton is an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K under the Securities Exchange Act of 1934, as amended, and a financially sophisticated audit committee member for purposes of Rule 5605(c)(2)(A) of the NASDAQ Stock Market Rules.

Compensation Committee

Effective upon the completion of the IPO on December 19, 2017, the Board established the Compensation Committee and appointed Mr. Snow and Mr. Dalton as the initial members of the Compensation Committee. The Board appointed Mr. Snow as the chairperson of the Compensation Committee.

Appointment of Certain Officers

Effective upon the completion of the IPO on December 19, 2017, the principal executive officers of Newmark were:

Name	Age	Title
Howard W. Lutnick	56	Chairman (principal executive officer)

Barry M. Gosin	67	Chief Executive Officer

James R. Ficarro	57	Chief Operating Officer (principal operating officer)

Michael J. Rispoli	45	Chief Financial Officer (principal financial officer)

Each executive officer serves at the pleasure of the Board. For further biographical details regarding Mr. Lutnick, Mr. Gosin, Mr. Ficarro and Mr. Rispoli, see the biographical information set forth under the heading “Management—Directors and Executive Officers” in the Prospectus.

Compensation Arrangements

Effective as of December 1, 2017, Newmark OpCo entered into an employment agreement with Mr. Gosin, and effective as of December 13, 2017, each of Newmark Holdings and BGC Holdings entered into a letter agreement with Mr. Gosin (collectively, the “Gosin Agreements”). Effective as of December 13, 2017, Newmark entered into a change of control letter agreement with Mr. Lutnick (the “Lutnick Agreement”). Effective as of December 13, 2017, the Board adopted the Newmark Long Term Incentive Plan (the “LTIP”), the Newmark Incentive Bonus Compensation Plan (the “Bonus Plan”) and the Newmark

Holdings Participation Plan (the “Participation Plan”). The LTIP, the Bonus Plan and the Participation Plan were each approved by Newmark’s sole stockholder, BGC, on December 13, 2017. For further details regarding each of the Gosin Agreements, the Lutnick Agreement, the LTIP, the Bonus Plan and the Participation Plan, see the description of the Gosin Agreements, the Lutnick Agreement, the LTIP, the Bonus Plan and the Participation Plan set forth under the heading “Executive Compensation”in the Prospectus. The foregoing descriptions of the Gosin Agreements, the Lutnick Agreement, the LTIP, the Bonus Plan and the Participation Plan do not purport to be complete and are qualified in their entirety by reference to the full text of the Gosin Agreements, the Lutnick Agreement, the LTIP, the Bonus Plan and the Participation Plan, respectively, which are attached hereto as Exhibits 10.21, 10.22, 10.23, 10.20, 10.24, 10.25 and 10.26, respectively, and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment and Restatement of Certificate of Incorporation

On December 13, 2017, in connection with the Separation and the IPO, Newmark amended and restated its Certificate of Incorporation (as amended and restated, the “Charter”). For further details regarding the Charter, see the description of the Charter set forth under the heading “Description of Capital Stock” in the Prospectus. This description does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Amendment and Restatement of Bylaws

On December 13, 2017, in connection with the Separation and the IPO, Newmark amended and restated its bylaws (as amended and restated, the “Bylaws”). For further details regarding the Bylaws, see the description of the Bylaws set forth under the heading “Description of Capital Stock” in the Prospectus. This description does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, which is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective upon the completion of the IPO on December 19, 2017, the Board adopted the Newmark Group, Inc. Code of Business Conduct and Ethics (the “Code of Ethics”). The Code of Ethics applies to all directors, officers and employees of Newmark, as well as to directors, officers and employees of each subsidiary of Newmark.

The foregoing description of the Code of Ethics does not purport to be complete and is qualified in its entirety by reference to the full text of the Code of Ethics, which is attached hereto as Exhibit 14.1 and incorporated herein by reference.

Item 7.01 Regulation FD.

On December 19, 2017, BGC and Newmark issued a joint press release to announce the closing of the IPO. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of December 14, 2017, by and among Newmark Group, Inc. and Goldman Sachs & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Cantor Fitzgerald & Co. as representatives of the several underwriters named therein

2.1	Separation and Distribution Agreement, dated as of December 13, 2017, by and among Cantor Fitzgerald, L.P., BGC Partners, Inc., BGC Holdings, L.P., BGC Partners, L.P., BGC Global Holdings, L.P., Newmark Group, Inc., Newmark Holdings, L.P. and Newmark Partners, L.P.*

3.1	Amended and Restated Certificate of Incorporation of Newmark Group, Inc.

3.2	Amended and Restated Bylaws of Newmark Group, Inc.

10.1	Amended and Restated Agreement of Limited Partnership of Newmark Holdings, L.P., dated as of December 13, 2017*

10.2	Amended and Restated Agreement of Limited Partnership of Newmark Partners, L.P., dated as of December 13, 2017*

10.3	Second Amended and Restated Agreement of Limited Partnership of BGC Holdings, L.P., dated as of December 13, 2017*

10.4	Registration Rights Agreement, dated as of December 13, 2017, by and among Cantor Fitzgerald, L.P., BGC Partners, Inc. and Newmark Group, Inc.

10.5	Administrative Services Agreement, dated as of December 13, 2017, by and between Cantor Fitzgerald, L.P. and Newmark Group, Inc.

10.6	Transition Services Agreement, dated as of December 13, 2017, by and between BGC Partners, Inc. and Newmark Group, Inc.

10.7	Tax Matters Agreement, dated as of December 13, 2017, by and among BGC Partners, Inc., BGC Holdings, L.P., BGC Partners, L.P., Newmark Group, Inc., Newmark Holdings, L.P. and Newmark Partners, L.P.

10.8	Tax Receivable Agreement, dated as of December 13, 2017, by and between Cantor Fitzgerald, L.P. and Newmark Group, Inc.

10.9	Exchange Agreement, dated as of December 13, 2017, by and among Cantor Fitzgerald, L.P., BGC Partners, Inc. and Newmark Group, Inc.

10.10	Term Loan Credit Agreement, dated as of September 8, 2017, by and among BGC Partners, Inc., as the Borrower, certain subsidiaries of the Borrower, as Guarantors, the several financial institutions from time to time party thereto, as Lenders, and Bank of America, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.3 of BGC Partners, Inc.’s Current Report on Form 8-K filed on September 8, 2017)

10.11	Amendment, dated November 22, 2017, to the Term Loan Credit Agreement, dated September 8, 2017, by and among BGC Partners, Inc., as the Borrower, certain subsidiaries of the Borrower, as Guarantors, the several financial institutions from time to time party thereto, as Lenders, and Bank of America, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.2 of BGC Partners, Inc.’s Current Report on Form 8-K filed on November 28, 2017)

Exhibit No.	Description

10.12	Revolving Credit Agreement, dated as of September 8, 2017, by and among BGC Partners, Inc., as the Borrower, certain subsidiaries of the Borrower, as Guarantors, the several financial institutions from time to time as parties thereto, as Lenders, and Bank of America, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.2 of BGC Partners, Inc.’s Current Report on Form 8-K filed on September 8, 2017)

10.13	Amendment, dated November 22, 2017, to the Revolving Credit Agreement, dated September 8, 2017, by and among BGC Partners, Inc., as the Borrower, certain subsidiaries of the Borrower, as Guarantors, the several financial institutions from time to time as parties thereto, as Lenders, and Bank of America, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.1 of BGC Partners, Inc.’s Current Report on Form 8-K filed on November 28, 2017)

10.14	Indenture, dated as of June 26, 2012, by and between BGC Partners, Inc. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 of BGC Partners, Inc.’s Current Report on Form 8-K filed on June 27, 2012)

10.15	First Supplemental Indenture, dated as of June 26, 2012, by and between BGC Partners, Inc. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.2 of BGC Partners, Inc.’s Current Report on Form 8-K filed on June 27, 2012)

10.16	Amended and Restated Promissory Note of BGC Partners, L.P., effective as of June 26, 2012 (incorporated by reference to Exhibit 10.23 of Amendment No. 3 to the Registration Statement on Form S-1 of Newmark Group, Inc. filed on December 4, 2017)

10.17	Second Supplemental Indenture, dated as of December 9, 2014, by and between BGC Partners, Inc. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.2 of BGC Partners, Inc.’s Current Report on Form 8-K filed on December 10, 2014)

10.18	Amended and Restated Promissory Note of BGC Partners, L.P., effective as of December 9, 2014 (incorporated by reference to Exhibit 10.25 of Amendment No. 3 to the Registration Statement on Form S-1 of Newmark Group, Inc. filed on December 4, 2017)

10.19	Revolving Credit Agreement dated as of December 13, 2017, by and between BGC Partners, Inc. and Newmark Group, Inc.

10.20^	Change of Control Agreement, dated as of December 13, 2017, by and between Newmark Group, Inc. and Howard W. Lutnick

10.21^	Employment Agreement, dated as of December 1, 2017, by and between Newmark Partners, L.P. and Barry M. Gosin (incorporated by reference to Exhibit 10.13 of Amendment No. 3 to the Registration Statement on Form S-1 of Newmark Group, Inc. filed on December 4, 2017)

10.22^	Letter Agreement, effective as of December 1, 2017, by and between Barry M. Gosin and BGC Holdings, L.P. (incorporated by reference to Exhibit 10.27 of Amendment No. 3 to the Registration Statement on Form S-1 of Newmark Group, Inc. filed on December 4, 2017)

10.23^	Letter Agreement, effective as of December 1, 2017, by and between Barry M. Gosin and Newmark Holdings, L.P. (incorporated by reference to Exhibit 10.28 of Amendment No. 3 to the Registration Statement on Form S-1 of Newmark Group, Inc. filed on December 4, 2017)

Exhibit No.	Description

10.24^	Newmark Group, Inc. Long-Term Incentive Plan

10.25^	Newmark Group, Inc. Incentive Bonus Compensation Plan

10.26^	Newmark Holdings, L.P. Participation Plan

14.1	Newmark Group, Inc. Code of Conduct and Ethics

99.1	Press Release dated December 19, 2017

*	Annexes, schedules and/or exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Newmark agrees to furnish supplementally a copy of any omitted attachment to the SEC on a confidential basis upon request.
^	Indicates management contract or compensatory plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWMARK GROUP, INC.

By:	/s/ Howard W. Lutnick
Name:	Howard W. Lutnick
Title:	Chairman

Date: December 19, 2017

[Signature Page to Current Report on Form 8-K of Newmark Group, Inc.

re Completion of the IPO of Newmark Group, Inc.]